UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2026

DNA X, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38907	94-3336783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4445 Eastgate Mall Suite 200, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (661) 618-7580

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.001 par value	SONM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 28, 2026, DNA X, Inc. (the “Company”) received a letter from the Hearings Panel (the “Panel”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Panel had determined that the Company has regained compliance with Nasdaq Listing Rule 5550(b)(1), which requires companies listed on the Nasdaq Capital Market to maintain stockholders’ equity of at least $2.5 million (the “Stockholders’ Equity Requirement”). Pursuant to the Panel’s decision dated July 24, 2026, the Company’s securities remain subject to delisting if the Company fails to maintain compliance with all Nasdaq Listing Rules until November 18, 2026.

Pursuant to Nasdaq Listing Rule 5815(d)(4)(B), the Company will be subject to a mandatory panel monitor until August 28, 2027. If, within that one-year monitoring period, the Listing Qualifications Staff (the “Staff”) of Nasdaq finds the Company again out of compliance with the Stockholders’ Equity Requirement, then, notwithstanding Nasdaq Listing Rule 5810(c)(2), the Company will not be permitted to provide the Staff with a plan of compliance with respect to such deficiency and the Staff will not be permitted to grant additional time for the Company to regain compliance with respect to such deficiency, nor will the Company be afforded an applicable cure or compliance period pursuant to Nasdaq Listing Rule 5810(c)(3). Instead, the Staff will issue a delisting determination letter, and the Company will have an opportunity to request a new hearing with the initial Panel or a newly convened Panel if the initial Panel is unavailable. The Company will have the opportunity to present to the Panel as provided by Nasdaq Listing Rule 5815(d)(4)(C), and the Company’s securities may be at that time delisted from Nasdaq.

2/3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DNA X, INC.

Date: August 31, 2026	By:	/s/ Clayton Crolius
	Name:	Clayton Crolius
	Title:	Chief Financial Officer

3/3